UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LIFETIME BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

LIFETIME BRANDS, INC.

One Merrick Avenue
Westbury, New York 11590

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 8, 2006

Notice is hereby given that the Annual Meeting of Stockholders of Lifetime Brands, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company, One Merrick Avenue, Westbury, New York 11590 on Thursday June 8, 2006, at 10:30 a.m., local time, for the following purposes:

(1)                      To elect a board of eight directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)                      To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company;

(3)                      To approve an amendment to the Company’s 2000 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for grant under the plan by 750,000 to 2,500,000, and to re-approve the performance criteria which may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more stock-based awards under the Company’s 2000 Long-Term Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”); and

(4)                      To re-approve the performance criteria, effective January 1, 2005, which has been and may continue to be utilized under the Company’s 2000 Incentive Bonus Compensation Plan so as to qualify the payment of certain cash bonuses as performance-based compensation under Section 162(m) of the Code.

(5)                      To transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

Stockholders of record at the close of business on April 27, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.  A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s offices, One Merrick Avenue, Westbury, New York 11590, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

By Order of the Board of Directors

Craig Phillips, Secretary

Westbury, New York

April 27, 2006

THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE.  STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

LIFETIME BRANDS, INC.

One Merrick Avenue
Westbury, New York 11590

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 8, 2006

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 27, 2006 are entitled to notice of and to vote at the Meeting.  This Proxy Statement and the accompanying Proxy shall be mailed to stockholders on or about May 10, 2006.

THE MEETING

Voting at the Meeting

On April 27, 2006, there were 13,002,454 shares of the Company’s common stock, $.01 par value (the “Common Stock”), issued and outstanding.  Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders at the Meeting.

A majority of the Company’s outstanding shares of Common Stock represented at the Meeting, in person or by proxy, shall constitute a quorum.  Assuming a quorum is present, (1) the affirmative vote of a plurality of the shares so represented is necessary for the election of directors, (2) the affirmative vote of a majority of the shares so represented is necessary to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company, (3) the affirmative vote of a majority of the shares so represented is necessary to approve the amendment to the Company’s 2000 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for grant under the plan by 750,000 to 2,500,000, and to re-approve the performance criteria which may be utilized under the plan to qualify compensation attributable to certain awards as performance-based compensation under Section 162(m) of the Code, and (4) the affirmative vote of a majority of the shares so represented is necessary to re-approve the performance criteria, effective January 1, 2005, which has been and may continue to be utilized under the Company’s 2000 Incentive Bonus Compensation Plan so as to qualify the payment of certain cash bonuses as performance-based compensation under Section 162(m) of the Code.

Proxies and Proxy Solicitation

All shares of Common Stock represented by properly executed proxies will be voted at the Meeting in accordance with the directions marked on the proxies, unless such proxies have previously been revoked.  If no directions are indicated on such proxies, they will be voted for the election of each nominee named below under “Election of Directors” and for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company.  If any other matters are properly presented at the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment.  Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company), or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

If a stockholder, present in person or by proxy, abstains on any matter, such stockholder’s shares of Common Stock will not be voted on such matter.  Thus, an abstention from voting on any matter has the same legal effect as a vote “against” the matter, even though the stockholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  It is contemplated that brokerage houses will forward the proxy materials to beneficial holders at the request of the Company.  In addition to the solicitation of proxies by the use of the mails, officers and other employees of the Company may solicit proxies by telephone without being paid any additional compensation.  The Company will reimburse such persons for their reasonable out-of-pocket expenses in accordance with the regulations of the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Common Stock as of April 27, 2006 (except where otherwise noted) based on a review of information filed with the United States Securities and Exchange Commission (“SEC”) and the Company’s stock records with respect to (a) each person known to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each Director or nominee for a directorship of the Company, (c) each executive officer of the Company, and (d) all Directors, nominees and executive officers as a group.  Unless otherwise stated, each of such persons has sole voting and investment power with respect to such shares.

Name and Address	Number of Shares Beneficially Owned*		Percent of Shares Beneficially Owned*
Directors and Executive Officers
Jeffrey Siegel (1)	1,188,574	(2)	9.14%
Craig Phillips (1)	814,392	(3)	6.26
Ronald Shiftan (1)	456,845	(4)	3.51
Evan Miller (1)	89,783	(5)		†
Robert McNally (1)	70,420	(6)		†
Larry Sklute (1)	68,000	(7)		†
Robert Reichenbach (1)	67,000	(7)		†
Howard Bernstein (1)	6,590	(8)		†
Cherrie Nanninga (1)	6,590	(9)		†
William Westerfield (1)	5,590	(10)		†
Sheldon Misher (1)	5,590	(10)		†
Michael Jeary (1)	590			†
All directors and executive officers as a group (12 persons)	2,794,459	(11)	21.38
5% Shareholders
FMR Corp. 82 Devonshire Street, Boston, MA 02109	1,528,517	(12)	11.76
Milton L. Cohen and Norma M. Cohen 133 Everit Avenue, Hewlett Bay Park, NY 11557	1,126,234	(13)	8.66
Bruce Cohen 1 Evans Drive, Brookville, NY 11545	757,576	(14)	5.83
Schwartz Investment Counsel, Inc. and Schwartz Investment Trust 3707 W. Maple Rd., suite 100 Bloomfield Hills, MI 48301	731,668	(15)	5.63
Tracy Wells 30 Wedgewood Drive, Hopkinton, MA 01748	706,465	(16)	5.43
Laura Miller 1312 Harbor Road, Hewlett Harbor, NY 11598	695,954	(17)	5.35
Jodie Glickman 1233 Beech Street—Unit 35 Atlantic Beach, NY 11509	678,651	(18)	5.22

(*)

Calculated on the basis of 13,002,454 shares of common stock outstanding on April 27, 2006, except that shares underlying options exercisable within 60 days are deemed to be outstanding for purposes of calculating the beneficial ownership of securities owned by the holder of such options and by the group.

(1)	The address of such individuals is c/o the Company, One Merrick Avenue, Westbury, NY 11590.

(2)

Based on the Schedule 13G dated January 10, 2006 filed with the SEC reporting beneficial ownership of the Company’s securities held by Jeffrey Siegel as of November 23, 2005 and subsequent information provided to the Company, includes: (i) 1,010 shares of Common Stock owned by Mr. Siegel’s wife of which Mr. Siegel disclaims beneficial ownership. Does not include: (ii) 718,465 shares owned by eight separate irrevocable trusts for the benefit of Jeffrey Siegel’s children, nieces, nephews and grandchildren. Jeffrey Siegel is not a trustee of these trusts and disclaims beneficial ownership of the shares held by the trusts.

(3)

Based on the Schedule 13G dated February 6, 2006 filed with the SEC reporting beneficial ownership of the Company’s securities held by Craig Phillips as of November 23, 2005 and subsequent information provided to the Company. Consists of: (i) 748,414 shares owned directly by Craig Phillips, (ii) 28,278 shares held by an irrevocable trust for the benefit of Craig Phillips and (iii) 37,700 shares issuable upon the exercise of options which are exercisable within 60 days.

(4)	Includes 431,000 shares issuable upon the exercise of options which are exercisable within 60 days.

(5)

Consists of: (i) 100 shares owned directly by Evan Miller, (ii) 50,000 shares issuable upon the exercise of options which are exercisable within 60 days and (iii) 39,683 shares held in an irrevocable trust for the benefit of Evan Miller, for which Laura Miller is the sole trustee.

(6)	Consists of: (i) 11,000 shares owned directly by Robert McNally and (ii) 59,420 shares owned jointly by Robert McNally and his wife.

(7)	Consists of shares issuable upon the exercise of options which are exercisable within 60 days.

(8)	Includes 1,000 shares issuable upon the exercise of options which are issuable within 60 days.

(9)	Includes of 6,000 shares issuable upon the exercise of options which are exercisable within 60 days.

(10)	Includes of 5,000 shares issuable upon the exercise of options which are exercisable within 60 days.

(11)	Includes 670,700 shares issuable upon the exercise of stock options that are exercisable within 60 days.

(12)

Based on the Schedule 13G filed with the SEC on February 14, 2006, by Edward C. Johnson III and FMR Corp., as the parent company of Fidelity Management and Research Company (“Fidelity”). Fidelity is a wholly-owned subsidiary of FMR Corp., a registered investment adviser under the Investment Advisers Act of 1940 and the beneficial owner of 1,464,117 shares of common stock as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940 (the “Fidelity Funds”). Ownership by one of the Fidelity Funds, Fidelity Small Cap Stock Fund, amounted to 1,050,140 shares of common stock. Each of FMR Corp. and Mr. Johnson, through their respective direct or indirect control of Fidelity, has the sole power to dispose of the 1,464,117 shares. However, neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds which power resides with the Fidelity Funds’ boards of trustees. Fidelity Management Trust Company (“FMTC”), a wholly-owned subsidiary of FMR Corp. and a bank as defined in the Securities Exchange Act of 1934, is the beneficial owner of 64,400 shares of common stock as a result of its serving as investment manager of the institutional accounts. Each of Mr. Johnson and FMR Corp., through their respective direct or indirect control of FMTC, has sole dispositive power over 64,400 shares of common stock owned by the institutional accounts.

(13)

Based on the Schedule 13D filed with the SEC on February 14, 2006 reporting beneficial ownership of the Company’s securities held by Milton L. Cohen as of December 31, 2005 and subsequent information provided to the Company. Consists of 1,126,234 shares beneficially owned by Milton L. Cohen. Pursuant to a Durable General Power of Attorney executed by Milton L. Cohen in favor of his wife, Norma M. Cohen, Mrs. Cohen has shared voting and dispositive power over such shares.

(14)

Based on the Schedule 13D filed with the SEC on December 1, 2005 reporting beneficial ownership of the Company’s securities held by Bruce Cohen as of November 23, 2005 and subsequent information provided to the Company. Consists of: (i) 263,150 shares of Common Stock held in an irrevocable trust for the benefit of Mr. Cohen, for which Mr. Cohen, Mrs. Glickman and Mrs. Miller are the trustees (the “Bruce Cohen Trust”), (ii) 19,768 shares of Common Stock owned directly by Mr. Cohen, and (iii) the following shares of Common Stock for which Mr. Cohen disclaims beneficial ownership: (a) 159,759 shares of Common Stock held in two irrevocable trusts for the benefit of Mrs. Glickman, for which Mr. Cohen, Mrs. Glickman and Mrs. Miller are the trustees (the “Jodie Glickman Trusts”), (b) 158,635 shares of Common Stock held in two irrevocable trusts for the benefit of Mrs. Miller, for which Mr. Cohen, Mrs. Glickman and Mrs. Miller are the trustees (the “Laura Miller Trusts”), and (c) 156,264 shares of Common Stock held in four irrevocable trusts for the benefit of Mr. Cohen’s wife and children, for which Mr. Cohen is the sole trustee (the “Cohen Family Trusts”).

(15)

Based on the Schedule 13G, dated February 9, 2006, filed with the SEC reporting beneficial ownership of the Company’s securities as of December 31, 2005 held by Schwartz Investment Counsel, Inc. (“SICI”), FEIN 38-2325495 — 251,668 shares, and Schwartz Investment Trust (“SIT”), on behalf of its series Funds, Schwartz Value Fund, FEIN 31-6456713 and Ave Maria Catholic Values Fund, FEIN 38-3594145 — 480,000 shares.

(16)

Based on the Schedule 13G, dated February 2, 2006, filed with the SEC reporting beneficial ownership of the Company’s securities held by Tracy Wells as of November 23, 2005 and subsequent information provided to the Company. Consists of: (i) 225,111 shares held in an irrevocable trust for the benefit of Tracy Wells and (ii) the following shares, for which Tracy Wells disclaims beneficial ownership: (a) 235,111 shares held in an irrevocable trust for the benefit of Daniel Siegel, for which Tracy Wells and Daniel Siegel are co-trustees, (b) 235,111 shares held in an irrevocable trust for the benefit of Clifford Siegel, for which Tracy Wells and Clifford Siegel are co-trustees, and (c) 11,132 shares held in an irrevocable trust for the benefit of Ms. Sarah Francis Young, for which Tracy Wells is the sole trustee.

(17)

Based on the Schedule 13D filed with the SEC on December 1, 2005 reporting beneficial ownership of the Company’s securities held by Laura Miller as of November 23, 2005 and subsequent information provided to the Company. Consists of: i) 158,635 shares of Common Stock held in the Laura Miller Trusts, and (ii) the following shares of Common Stock for which Mrs. Miller disclaims beneficial ownership: (a) 263,150 shares of Common Stock held in the Bruce Cohen Trust, (b) 159,759 shares of Common Stock held in the Jodie Glickman Trusts, and (c) 114,410 shares of Common Stock held in four irrevocable trusts for the benefit of Mrs. Miller’s husband and children, for which Mrs. Miller is the sole trustee (the “Miller Family Trusts”). Excludes 50,000 shares of Common Stock issuable to Evan Miller upon the exercise of options which are exercisable within 60 days and 100 shares of Common Stock owned directly by Evan Miller.

(18)

Based on the Schedule 13D filed with the SEC on December 1, 2005 reporting beneficial ownership of the Company’s securities held by Jodie Glickman as of November 23, 2005 and subsequent information provided to the Company. Consist of (i) 159,759 shares of Common Stock held in the Jodie Glickman Trusts, (ii) 29,844 shares of Common Stock owned directly by Mrs. Glickman, and (iii) the following shares of Common Stock for which Mrs. Glickman disclaims beneficial ownership: (a) 263,150 shares of Common Stock held in the Bruce Cohen Trust, (b) 158,635 shares of Common Stock held in the Laura Miller Trusts, and (c) 67,263 shares of Common Stock held in four irrevocable trusts for the benefit of Mrs. Glickman’s husband, children and grandchild, for which Mrs. Glickman is the sole trustee.

(†)	Less than 1% of outstanding shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A board of eight directors is to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified. The following nominees have been recommended by the Board of Directors.  Each of the nominees are current Directors of the Company.  It is the intention of the persons named in the enclosed proxy to vote the shares covered thereby for the election of the eight persons named below, unless the proxy contains contrary instructions:

Name	Age	Position	Director of the Company or Its Predecessor Since

Jeffrey Siegel	64	Chairman of the Board of Directors, Chief Executive Officer, and President	1967

Ronald Shiftan	61	Vice Chairman, Chief Operating Officer and Director	1984

Craig Phillips	56	Senior Vice-President-Distribution, Secretary, and Director	1973

Howard Bernstein	85	Director	1992

Michael Jeary	58	Director	2005

Sheldon Misher	65	Director	2004

Cherrie Nanninga	57	Director	2003

William Westerfield	74	Director	2004

Jeffrey Siegel is Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Siegel has held the position of Chairman of the Board since June 2001, the position of Chief Executive Officer since December 2000 and the position of President since December 1999. Prior to becoming President, since 1967, Mr. Siegel was the Company’s Executive Vice-President. Mr. Siegel is also a member of the board of directors of the International Housewares Association.

Ronald Shiftan was elected Vice Chairman in November 2004 and has been Chief Operating Officer since June 2005.  From October 2002 to November 2004, Mr. Shiftan served as a consultant to the Company. From September 1998 to January 2002, Mr. Shiftan was Deputy Executive Director of The Port Authority of New York and New Jersey. He is also a director of the Rumson-Fair Haven Bank and Trust Company.

Craig Phillips has been Senior Vice-President—Distribution since July 2003, Secretary since 1973 and a Director since 1973. Prior to July 2003, Mr. Phillips held the position of Vice-President—Manufacturing since 1973.

Howard Bernstein has been a member of the firm of Cole, Samsel & Bernstein LLC (and its predecessors), certified public accountants, for approximately fifty-one years.

Michael Jeary has been the President and Chief Operating Officer of Della Femina Rothschild Jeary and Partners, an advertising agency, since 1998 and he was elected Vice Chairman in January 2006. Mr. Jeary is on the New York Board of the American Association of Advertising Agencies.

Sheldon Misher has been counsel in the New York office of McCarter & English, a law firm headquartered in Newark, New Jersey, since October 2001. From 1998 to 2001, Mr. Misher was affiliated with Commonwealth Associates, LLP, with respect to its private equity and merchant banking activities. From 1972 to 1998, Mr. Misher was a senior partner and member of the executive committee of Bachner, Tally, Polevoy and Misher, a New York law firm.

Cherrie Nanninga has been the Chief Operating Officer of the New York Tri-State Region of CB Richard Ellis, Inc., a commercial real estate firm, since 2002. For twenty-three years prior thereto, Ms. Nanninga was employed by the Port Authority of New York and New Jersey where she most recently served as Deputy Chief Financial Officer and Director of Real Estate.

William Westerfield is retired. From 1965 to 1992 he was an audit partner at Price Waterhouse LLP. Mr. Westerfield currently is a member of the Boards of Directors and a member of the Audit Committees of Gymboree Corp., an international children’s apparel retailer, and West Marine, Inc., a boating supply retailer.

The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  However, should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy intend to vote for such other person or persons as the Board may nominate.

The Board recommends that stockholders vote FOR the election of the nominated directors, and signed proxies which are returned will be so voted unless otherwise instructed on the proxy card.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of the Company’s directors and executive officers as of December 31, 2005:

Name	Age	Position

Jeffrey Siegel	64	Chairman of the Board of Directors, Chief Executive Officer, and President

Ronald Shiftan	61	Vice Chairman, Chief Operating Officer and Director

Evan Miller	41	President of Sales and Executive Vice-President

Robert Reichenbach	56	President of the Cutlery and Cutting Boards, Bakeware and At-Home Entertaining divisions and Executive Vice-President

Larry Sklute	61	President of the Kitchenware division and Vice President

Craig Phillips	56	Senior Vice-President—Distribution, Secretary, and Director

Robert McNally	59	Chief Financial Officer and Vice-President—Finance and Treasurer

Howard Bernstein	85	Director

Michael Jeary	58	Director

Sheldon Misher	65	Director

Cherrie Nanninga	57	Director

William Westerfield	74	Director

Evan Miller has been President of Sales and an Executive Vice-President since March 2002. Prior thereto Mr. Miller was the Company’s Senior Vice-President—Sales since February 2000. Prior thereto, Mr. Miller was the Company’s Vice-President—National Sales Manager since 1998.

Robert Reichenbach has been President of the Company’s Cutlery and Cutting Boards,  Bakeware and At-Home Entertaining divisions since February 2001. He has also been an Executive Vice-President since March 2002. Prior thereto, Mr. Reichenbach was Senior Vice-President—General Merchandise Manager of Linens ’n Things from November 1998 to March 2000.

Larry Sklute has been President of the Company’s Kitchenware division since February 2001. He has also been a Vice President since 2004. Prior thereto Mr. Sklute was the Company’s Vice-President of Marketing since 1993.

Robert McNally has been the Company’s Chief Financial Officer, Vice-President—Finance and Treasurer since 1997. Previously, Mr. McNally was Chief Financial Officer at Cybex International, Inc, a fitness equipment manufacturer and designer, from 1981 to 1997, and was an accountant at Ernst & Young LLP from 1969 to 1981. Mr. McNally is a certified public accountant.

All of the Company’s officers are elected annually by the Board of Directors and hold office at the pleasure of the Board of Directors and serve until their successors are elected and qualified.

See “Election of Directors” for biographies relating to Directors.

BOARD OF DIRECTORS

Board Independence

The Board has determined that Messrs. Howard Bernstein, William Westerfield, Sheldon Misher and Michael Jeary and Ms. Cherrie Nanninga are independent directors. Messrs. Jeffrey Siegel, Ronald Shiftan and Craig Phillips are employees of the Company and are not considered to be independent directors.

Code of Conduct and Business Ethics

The Company has adopted a code of conduct that applies to all of its directors, officers (including its chief executive officer, chief financial officer and controller) and employees.  On an annual basis, written acknowledgement of understanding and compliance is required of all directors, officers and employees. A copy of the Company’s code of conduct will be furnished to any stockholder upon written request to the Vice President―Finance of the Company.

Board Meetings

The Board of Directors held nine meetings during the fiscal year ended December 31, 2005.

Board and Committee Attendance

Each director attended every Board Meeting and every meeting of the committee(s) on which he/she served with the exception of Leonard Florence who missed three Board Meetings during 2005. All of the directors attended the Company’s 2005 Annual Meeting of Stockholders. Directors are expected, but not required, to attend the 2006 Annual Meeting of Stockholders.  The Board of Directors holds meetings on at least a quarterly basis, and more often if necessary to fulfill its responsibilities.

Stockholder Communication with Directors

Stockholders who wish to communicate with members of the Board of Directors, including the independent directors, individually or as a group, may send correspondence to them in care of the Secretary at the Company’s principal office, One Merrick Avenue, Westbury, New York 11590.  Alternatively, the directors may be contacted via e-mail at BoardofDirectors@lifetimebrands.com.

Board Nomination Process

The Company does not have a standing nominating committee or committee performing similar functions.  Instead, the Board of Directors as a whole acts as a nominating committee.  The Board of Directors believes that it is appropriate for the Company not to have such a committee in view of the fact that the Board has adopted a policy that the Board will not nominate any nominee unless such nominee is approved by a majority of the independent directors of the Board.

The directors of the Company are elected annually by the stockholders of the Company.  They serve until the next annual meeting of the stockholders of the Company or until their successors have been duly elected and qualified or until their earlier resignation or removal.

Director Compensation

Each director who is not an employee of the Company receives an annual fee of $35,000 payable (a) $25,000 in cash on a quarterly basis and (b) $10,000 in the Company’s Common Stock, valued at the closing price of the stock on the day prior to the annual meeting of stockholders plus $2,000 for each meeting of the Board attended and $500 for each committee meeting attended. The chairperson of each committee, except for the Audit Committee, receives an additional $5,000 annual fee and the chairperson of the Audit Committee receives an additional $15,000 fee. All committee members other than chairpersons receive an additional $2,000 annual fee for each committee on which they serve. Directors who are employees do not receive compensation for such services. The

Company’s officers and directors have entered into indemnification agreements with the Company. In June 2004, Cherrie Nanninga, Howard Bernstein and Ronald Shiftan each received options to purchase 1,000 shares of Common Stock at an exercise price of $20.09 per share. Also in June 2004, Sheldon Misher and William Westerfield, both of whom were then elected directors for the first time, each received options to purchase 5,000 shares of Common Stock at an exercise price of $20.09 per share. In June 2005 William Westerfield, Sheldon Misher, Cherrie Nanninga, Howard Bernstein and Michael Jeary each received 590 restricted shares of Common Stock.

Audit Committee

The Audit Committee is comprised of four directors, each of whom is independent, as required by the Audit Committee charter and the listing requirements for The Nasdaq Stock Market, Inc.  The current members are William Westerfield (Chairman), Howard Bernstein,  Cherrie Nanninga and Michael Jeary.  In addition, the Company’s Board of Directors has determined that William Westerfield is an “audit committee financial expert,” as defined by SEC rules.  The Audit Committee held eight meetings during 2005.

The Audit Committee, among other things, regularly:

•                  reviews the activities of the Company’s independent accountants;

•                  evaluates the Company’s organization and its internal controls, policies, procedures and practices to determine whether they are reasonably designed to:

•                                          provide for the safekeeping of the Company’s assets; and

•                                          assure the accuracy and adequacy of the Company’s records and financial statements;

•                  reviews the activities of the Company’s outsourced internal audit function, including approving the internal audit plan and budget;

•                  reviews the Company’s financial statements and reports;

•                  monitors compliance with the Company’s internal controls, policies, procedures and practices;

•                  undertakes such other activities as the Board from time to time may delegate to it;

•                  considers the qualifications of and appoints the independent accountants of the Company; and

•                  reviews and approves audit fees and fees for non-audit services rendered or to be rendered by the independent accountants, and reviews the audit plan and the services rendered or to be rendered by the independent accountants for each year and the results of their audit for the previous year.

The complete text of the Audit Committee charter is set forth at Appendix A to this Proxy        Statement.

Compensation Committee

The Compensation Committee is comprised of three directors, each of whom is independent.  The current members are Sheldon Misher (Chairman), Cherrie Nanninga and Michael Jeary.  The Compensation Committee held six meetings during 2005.

The Compensation Committee, after consulting with the Chief Executive Officer of the Company, establishes, authorizes and administers the Company’s compensation policies, practices and plans for the Company’s directors, executive officers and other key personnel.  The Compensation Committee advises the Board of Directors regarding directors’ and officers’ compensation and management development and succession plans.  The Compensation Committee is responsible for administering the Company’s 2000 Incentive Bonus Compensation Plan and the Company’s 2000 Long-Term Incentive Plan.  The Company’s 1991 Stock Option Plan and 1996 Incentive Stock Option Plan are administered by the Board of Directors.  The Compensation Committee also undertakes such other activities as may be delegated to it from time to time by the Board of Directors.

Governance Committee

The Governance Committee is comprised of three directors.  The current members are Sheldon Misher (Chairman), Howard Bernstein and Ronald Shiftan.  The Governance Committee held one meeting during 2005.

The Governance Committee develops and makes recommendations to the Board of Directors regarding governance principles applicable to the Company.  The Governance Committee’s principal duties and responsibilities include assessing the structure of the committees of the Board of Directors, developing and recommending corporate governance guidelines and developing and recommending procedures for the evaluation and self evaluation of the Board of Directors.

Executive Sessions

The Committee Chairs of the Audit Committee, Compensation Committee and Governance Committee hold executive sessions excluding management of the Company at each scheduled committee meeting.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company reviewed and discussed the consolidated financial statements of the Company and its subsidiaries that are set forth in the Company’s 2005 Annual Report to Stockholders and in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, with management of the Company and Ernst & Young LLP, the independent registered public accounting firm of the Company.

The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of the Company’s financial statements and the adequacy of internal controls.

The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and discussed with Ernst & Young LLP that firm’s independence from the Company.  The Committee concluded that the provision by Ernst & Young LLP of non-audit services, including tax preparation services, to the Company is compatible with its independence.

Based on the review and discussions with management of the Company and Ernst & Young LLP referred to above, the Audit Committee recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2005 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company’s 2005 Annual Report to Stockholders.

April 27, 2006

The Audit Committee

William Westerfield - Chairman

Cherrie Nanninga

Michael Jeary

Howard Bernstein

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Policies and Practices

The Board of Directors of the Company (the “Board”) has delegated to the Compensation Committee of the Board (the “Committee”) primary responsibility for establishing and administering the compensation programs of the Company for its chief executive officer and the chief operating officer. The Committee establishes and reviews the corporate goals and objectives relevant to the compensation of the chief executive officer and the chief operating officer, evaluates their performance in light of the established goals and objectives and approves their annual compensation.

In addition, the Committee reviews the corporate goals and objectives established by the Company’s chief executive officer and the chief operating officer relevant to the compensation of the other executive officers of the Company. The Committee also reviews and, based primarily on the evaluations and recommendations of the chief executive and chief operating officers of the performance of such other executive officers in light of the established goals and objectives, approves their annual compensation.

The Committee annually reviews the Company’s executive compensation practices to determine whether the Company’s executive compensation practices (a) enable the Company to attract and retain qualified and experienced executive officers and other key personnel, (b) will motivate executive officers and other key personnel to attain appropriate short-term and long-term performance goals and to manage the Company for sustained long-term growth, and (c) align the interests of executive officers and other key personnel with the interests of the stockholders.

Section 162(m) of the Internal Revenue Code (the “Code”) provides that compensation paid to a public company’s chief executive officer and its four other highest paid executive officers in tax years 1994 and thereafter in excess of $1 million is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Alternatively, such compensation may be deferred until the executive officer is no longer a covered person under Section 162(m) of the Code. Any compensation subject to the Section 162(m) limitations will be automatically deferred until the payment of such compensation would be deductible by the Company except in those cases where the Committee determines that nondeductible payments would be consistent with the Company’s compensation philosophy and in the best interests of the Company and its stockholders.

Executive Officers’ Disclosure

Each of the executive officers of the Company receives a salary at a level that is commensurate with the responsibility of such individual, and his or her prior experience. In reviewing salaries, the Committee takes into consideration with respect to each individual, his or her role in the leadership of the Company, Company operating responsibility experience in the housewares industry, contribution to the development and innovation of the Company’s products, expertise in overseas purchasing and the amount of time spent abroad and relationships with the customers of the Company. The Committee also examines the impact each individual has on the profitability and future growth of the Company whether as the result of organic growth or through acquisitions.  Such salaries are intended to be competitive to the salaries of other companies of comparable size and nature in the housewares industry to ensure the retention of its executive officers.

Each executive officer of the Company, is employed pursuant to an employment agreement which was entered into in 2001 (for Mr. Siegel), 2005 (for Mr. Shiftan) and in 2003 (for the executive officers) and expire at various times through 2010. These agreements provide for annual compensation including specified salaries subject to adjustment based upon the Consumer Price Index or the Company’s or executive officer’s performance, annual bonuses, which are either based on specific formulas (for Messrs. Siegel, Shiftan and Miller) or are discretionary, and customary fringe benefits.

In 2005 the Compensation Committee engaged the services of an independent compensation consultant to assist in evaluating executive compensation.

The Company adopted the 2000 Incentive Bonus Compensation Plan pursuant to which executive officers, and other designated participants, are entitled to bonuses based on performance criteria and targets that are established for an applicable period.  The Company also adopted the 2000 Long-Term Incentive Plan, which permits the granting of options (and other stock based awards) to executive officers and other key personnel of the Company and its subsidiaries.

Chief Executive Officer Disclosure

The compensation of Jeffrey Siegel, Chairman of the Board of Directors, Chief Executive Officer and President, is governed by the terms of an agreement dated April 6, 2001, which was approved by the Committee and provided, among other things, for an annual base salary of $700,000 in 2001 plus annual increments thereafter based on changes in the Consumer Price Index and an annual bonus in an amount equal to 3.5% of the Company’s pretax income for such fiscal year, adjusted to include amounts payable during such year to Mr. Siegel under the employment agreement and to Milton Cohen in his capacity as a consultant to the Company and all significant non-recurring charges deducted in determining such pretax income.  For 2005 his salary was $789,204 and his bonus was $874,473.  In addition, under the terms of the Employment Agreement, the Company paid premiums for split-dollar life insurance and certain automobile related expenses.  The agreement also provided for a $350,000 payment at the earlier of April 6, 2006 (the termination date of the employment agreement) or the occurrence of certain termination events.

The Committee is in the process of negotiating a new employment agreement with Mr. Siegel.

April 27, 2006

The Compensation Committee

Sheldon Misher, Chairman

Cherrie Nanninga

Michael Jeary

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation of the Company’s Chief Executive Officer and President, each of its other four most highly compensated executive officers whose annual compensation for the fiscal years ended December 31, 2005, 2004 and 2003 exceeded $100,000 and one additional individual who resigned as an executive officer and an employee of the Company during 2005:

		Annual Compensation			Long-Term Compensation No. of Shares of Common Stock Underlying	All other
Name and Principal Position	Year	Salary	Bonus		Stock Options	Compensation
Jeffrey Siegel Chairman, Chief Executive Officer and President	2005 2004 2003	$789,204 755,280 735,700	$874,473 554,743 576,320	(1) (1) (1)	— — —	$29,737 31,457 28,898	(2) (2) (2)

Ronald Shiftan Vice Chairman and Chief Operating Officer(3)	2005 2004	400,000 61,153	554,167 —	(4)	350,000 1,000	11,030 3,000	(2) (2)

Bruce Cohen President of Outlet Retail Stores, Inc. and Executive Vice-President(5)	2005 2004 2003	313,424 313,603 313,424	— — —		— — 50,000	7,113 12,354 9,855	(2) (2) (2)

Evan Miller President of Sales and Executive Vice-President	2005 2004 2003	325,000 325,053 313,424	352,727 211,800 210,375	(4) (6) (7)	— — 50,000	12,375 12,877 12,692	(2) (2) (2)

Robert Reichenbach President of Cutlery and Cutting Boards, Bakeware and At-Home Entertaining divisions and Executive Vice-President	2005 2004 2003	350,000 300,000 250,000	175,000 25,000 84,304	(4) (6) (7)	— — 75,000	6,600 6,600 6,643	(2) (2) (2)

Larry Sklute President, Kitchenware division and Vice President	2005 2004 2003	277,040 227,040 220,000	173,000 50,000 67,224	(4) (6) (7)	— — —	13,549 13,759 12,521	(2) (2) (2)

(1)                                  Includes $160,000 earned and paid in 2005 and $714,473 accrued in 2005 and paid in 2006, $545,000 earned and paid in 2004 and $9,743 accrued in 2004 and paid in 2005 and $532,691 earned and paid during 2003 and $43,629 accrued in 2003 and paid in 2004.

(2)                                  Represents the current dollar value of premiums paid for split-dollar life insurance by the Company and automobile related expenses paid by the Company.

(3)                                  Mr. Shiftan became the Company’s Vice Chairman in November 2004. Mr. Shiftan had been a consultant to the Company from October 2002 to November 2004. For his services as a consultant during 2004, Mr. Shiftan received compensation of $400,000, which included a bonus of $100,000 awarded to Mr. Shiftan by the Company in April 2005. Mr. Shiftan received a stock option grant in June 2004 in his capacity as an outside director.

(4)                                  Such amounts were accrued in 2005 and paid in 2006.

(5)                                  Mr. Cohen resigned as an officer effective as of July 6, 2005.

(6)                                  Such amounts were accrued in 2004 and paid in 2005.

(7)                                  Such amounts were accrued in 2003 and paid in 2004.

Option/SAR Grants in Last Fiscal Year

Name	No. of Shares of Common Stock Underlying Options Granted	Individual Grants % of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value
Ronald Shiftan	350,000	96.7%	$24.23	10/17/2010	$2,597,000(1)

(1)                                  Option values reflect Black-Scholes model output for options. The assumptions used in the model for the grant to Mr. Shiftan are an expected volatility of 41.7%, risk-free rate of return of 4.23%, dividend yield of 1.03% and option life of 3 years.

Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth certain information with respect to each exercise of a stock option during the fiscal year ended December 31, 2005 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers at December 31, 2005:

	Shares Acquired on	Value	Number of Shares of Common Stock Underlying Unexercised Options/SARs at December 31, 2005		Value of Unexercised In-The-Money Options/SARS at December 31, 2005 (1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey Siegel	—	$—	—	—	$—	$—
Ronald Shiftan	—	—	431,000	—	1,195,180	—
Evan Miller	16,600	223,538	50,000	—	647,500	—
Bruce Cohen	—	—	—	—	—	—
Robert Reichenbach	8,000	100,160	67,000	—	867,650	—
Larry Sklute	27,000	428,080	68,000	—	1,065,560	—

(1)          Calculated based on the difference between the closing sale price of the Company’s Common Stock, as reported on the Nasdaq National Market on December 31, 2005 ($20.67 per share), and the exercise price of each option multiplied by the number of shares of the Company’s Common Stock underlying such option.

PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company’s Common Stock with the Nasdaq Market Value Index and the Housewares Index ― Media General Industry Group. The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of the possible future performance of the Company’s Common Stock.

LIFETIME BRANDS, INC.

Cumulative Total Stockholder Return for the Period December 31, 2000 through December 31, 2005 (1)

Date	Lifetime Brands, Inc.	Housewares Index	Nasdaq Market Index
12/31/2000	$100.00	$100.00	$100.00
12/31/2001	86.05	116.70	79.71
12/31/2002	71.25	125.49	55.60
12/31/2003	261.02	108.41	83.60
12/31/2004	249.70	113.32	90.63
12/31/2005	328.79	111.41	92.62

(1)          Assumes $100 invested on Decembr 31, 2000 and assumes dividends reinvested.  Measurement points are at the last trading day of each of the fiscal years ended December 2005, 2004, 2003, 2002 and 2001.  The material in this chart is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1993, as amended, or the Securities Exchange Act of 1934, as amended, whether or not made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.  A list of the companies included in the housewares index will be furnished by the Company to any stockholder upon written request to the Vice President- Finance of the Company.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Effective as of April 6, 2001, Jeffrey Siegel entered into a new employment agreement with the Company that provides that the Company will employ him as its President and Chief Executive Officer for a term that commenced on April 6, 2001, and as the Company’s Chairman of the Board for a term that commenced immediately following the 2001 Annual Meeting of stockholders, and continuing until April 6, 2006, and thereafter for additional consecutive one year periods unless terminated by either the Company or Mr. Siegel as provided in the agreement. The agreement provides for an annual salary of $700,000 with annual increments based on changes in the Consumer Price Index and for the payment each year of a bonus in an amount equal to 3.5% of the Company’s pre-tax income for such fiscal year, adjusted to include amounts payable during such year to Mr. Siegel under the employment agreement and to Milton Cohen in his capacity as a consultant to the Company and all significant non-recurring charges deducted in determining such pre-tax income. The Company’s pre-tax income upon which Mr. Siegel’s bonuses are to be based is determined by the committee responsible for administering and interpreting the Company’s 2000 Incentive Bonus Compensation Plan. Under the terms of the employment agreement, up to 80% of Mr. Siegel’s annual bonus (as estimated in accordance with an annual budget) may be paid in advance. In addition, under the terms of the employment agreement, Mr. Siegel is entitled to $350,000 payable at the earlier of April 5, 2006 or the occurrence of certain termination events and to bonuses under the Company’s 2000 Incentive Bonus Compensation Plan. The agreement also provides for certain fringe benefits. The agreement further provides that if Mr. Siegel is Involuntarily Terminated (as defined in the agreement) subsequent to the Company being merged or otherwise consolidated with any other organization and as a result control of the Company changes or substantially all of the Company’s assets are sold or any person or persons acquire 50% or more of the Company’s outstanding voting stock, the Company would be obligated to pay to him or his estate the base salary and bonus required pursuant to the employment agreement for three years following such termination. The employment agreement also contains restrictive covenants preventing Mr. Siegel from competing with the Company during the term of his employment and for a period of five years thereafter.

Effective as of July 1, 2005, Ronald Shiftan entered into an employment agreement with the Company that provides that the Company will employ him as its Vice Chairman and Chief Operating Officer for a term that commenced on July 1, 2005 and continues until June 30, 2010, and thereafter for additional one year periods unless terminated by either the Company or Mr. Shiftan as provided in the agreement. The agreement provides for an initial annual salary of $400,000 with annual increases based on changes in the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers. Commencing with the year ending December 31, 2005, Mr. Shiftan will receive an annual cash bonus equal to 6% of the annual increase in the Company’s income before taxes (excluding items that appear on the audited financial statements as extraordinary items and items that the Board of Directors, in its sole discretion, determines are outside of the ordinary course of business) over the prior year. In accordance with the terms of the agreement, the Board of Directors granted to Mr. Shiftan an option to purchase 350,000 shares of the Company’s common stock pursuant to the Company’s 2000 Long-Term Incentive Plan at an exercise price of $24.23 per share. The agreement also provides for certain fringe benefits. The agreement also provides for a severance benefit equal to the lesser of (x) his base salary or (y) his salary remaining to the end of the term plus his pro-rated bonus if (i) Mr. Shiftan resigns for Good Reason (as defined in the agreement) or (ii) the Company terminates Mr. Shiftan’s employment for any reason other than Disability (as defined in the agreement) or Cause (as defined in the agreement) (such a resignation or termination is referred to in the agreement as an “Involuntary Termination”) after July 1, 2006. In the event of Mr. Shiftan’s Involuntary Termination before July 1, 2006, he will receive as severance his salary remaining to the end of the term plus his pro-rated bonus. The agreement further provides that if the Company undergoes a Change of Control (as defined in the agreement) and (i) Mr. Shiftan’s employment is thereafter terminated under circumstances that would constitute an Involuntary Termination or (ii) Mr. Shiftan undergoes an Involuntary Termination and within 90 days the Company executes a definitive agreement to enter into a transaction the consummation of which would constitute a Change of Control and such transaction is actually consummated, the Company would be obligated to pay to him or his estate the lesser of (x) 2.99 times the average of his base salary and bonus for the three years immediately preceding the change of control or (y) 1% of the Company’s market capitalization in excess of $220,000,000, up to a maximum payment of $2,500,000. The employment agreement also contains restrictive covenants preventing Mr. Shiftan from competing with the Company during the term of his employment and for a period of five years thereafter.

Effective as of July 1, 2003, Evan Miller entered into a new employment agreement with the Company that provides that the Company will employ him as an Executive Vice-President and President of Sales for a term that commenced on July 1, 2003 and continuing until July 31, 2006, and thereafter for additional consecutive one year periods unless terminated by either the Company or Mr. Miller as provided in the agreement. The agreement provides for an initial annual salary of $313,424 and the payment of an annual bonus of 2.5% of the Company’s net earnings after deducting all federal, state and local taxes and all other charges and reserves; provided that Mr. Miller will not receive an annual bonus in any year in which the Company’s net earnings after deducting all federal, state and local taxes and all other charges and reserves is less than $5,000,000. The agreement also provides for certain fringe benefits. The employment agreement also (a) provides for a severance benefit equal to his base salary plus his pro-rated bonus if (i) Mr. Miller resigns for Good Cause (as defined in the agreement), (ii) the Company terminates Mr. Miller’s employment without Cause (as defined in the agreement), or (iii) the Company fails to renew Mr. Miller’s employment agreement upon the expiration of the term, and (b) contains restrictive covenants preventing Mr. Miller from competing with the Company during the term of his employment and for a period of at least one year thereafter.

Effective as of July 1, 2003, Robert Reichenbach entered into a new employment agreement with the Company that provides that the Company will employ him as an Executive Vice-President and President of the Cutlery, Bakeware and At-Home Entertaining divisions for a term that commenced on July 1, 2003 and continuing until June 30, 2006, and thereafter for additional consecutive one year periods unless terminated by either the Company or Mr. Reichenbach as provided in the agreement. The agreement provides for an annual salary of $250,000 in 2003, $300,000 in 2004 and if the Company’s Diluted Earnings Per Share in 2004 is greater than it was in 2003, $350,000 in 2005. His 2006 base salary shall increase in proportion to the increase, if any, in the Company’s Diluted Earnings Per Share for 2005 over 2004 with a limit on the potential salary increase at $50,000. Mr. Reichenbach is also eligible for payment of bonuses pursuant to the agreement. The agreement also provides for certain fringe benefits. The employment agreement also (a) provides for a severance benefit equal to his base salary plus his pro-rated bonus if (i) Mr. Reichenbach resigns for Good Cause (as defined in the agreement), (ii) the Company terminates Mr. Reichenbach’s employment without Cause (as defined in the agreement), or (iii) the Company fails to renew Mr. Reichenbach’s employment agreement upon the expiration of the term, and (b) contains restrictive covenants preventing Mr. Reichenbach from competing with the Company during the term of his employment and for a period of twelve months thereafter.

Effective as of July 1, 2003, Larry Sklute entered into an employment agreement with the Company that provides that the Company will employ him as President of its Kitchenware division until July 31, 2006 and thereafter for additional consecutive one year periods unless terminated by either the Company or Mr. Sklute as provided in the agreement. The agreement provides for an initial annual salary of $220,000 and an annual bonus based on performance. The agreement also provides for certain fringe benefits. The employment agreement also (a) provides for a severance benefit equal to his base salary plus his pro-rated bonus if (i) Mr. Sklute resigns for Good Cause (as defined in the agreement), (ii) the Company terminates Mr. Sklute’s employment without Cause (as defined in the agreement), or (iii) the Company fails to renew Mr. Sklute’s employment agreement upon the expiration of the term, and (b) contains restrictive covenants preventing Mr. Sklute from competing with the Company during the term of his employment and for a period of twelve months thereafter.

Effective as of July 1, 2003, Craig Phillips entered into an employment agreement with the Company that provides that the Company will employ him as Senior Vice-President—Distribution until July 31, 2006 and thereafter for additional consecutive one year periods unless terminated by either the Company or Mr. Phillips as provided in the agreement. The agreement provides for an annual salary of $220,000 and an annual bonus based on his performance (as measured by a percentage derived from dividing the payroll costs of the distribution and warehouse facilities by the value of the shipments from those facilities, subject to certain limitations more fully described in the agreement). The agreement also provides for certain fringe benefits. The employment agreement also (a) provides for a severance benefit equal to his base salary plus his pro-rated bonus if (i) Mr. Phillips resigns for Good Cause (as defined in the agreement), (ii) the Company terminates Mr. Phillips’s employment without Cause (as defined in the agreement), or (iii) the Company fails to renew Mr. Phillips’s employment agreement upon the expiration of the term, and (b) contains restrictive covenants preventing Mr. Phillips from competing with the Company during the term of his employment and for a period of two years thereafter.

Effective as of July 1, 2003, Robert McNally entered into a new employment agreement with the Company that provides that the Company will employ him as Vice-President—Finance, Treasurer and Chief Financial Officer for a term that commenced on July 1, 2003 and continuing until July 31, 2006, and thereafter for additional consecutive one year periods unless terminated by either the Company or Mr. McNally as provided in the agreement. The agreement provides for an initial annual salary of $240,000 and payment of bonuses pursuant to the agreement. The agreement also provides for certain fringe benefits. The employment agreement also (a) provides for a severance benefit equal to his base salary plus his pro-rated bonus if (i) Mr. McNally resigns for Good Cause (as defined in the agreement), (ii) the Company terminates Mr. McNally’s employment without Cause (as defined in the agreement), or (iii) the Company fails to renew Mr. McNally’s employment agreement upon the expiration of the term, and (b) contains restrictive covenants preventing Mr. McNally from competing with the Company during the term of his employment and for a period of twelve months thereafter.

On July 6, 2005, the date of his resignation as an executive officer and an employee of the Company, Bruce Cohen became entitled to receive a severance benefit in accordance with the terms of his employment agreement dated effective as of July 1, 2003. The employment agreement provides for a severance benefit of $313,603 payable in 26 installments through July 6, 2006.

Limitation on Directors’ Liability

The Company’s Second Restated Certificate of Incorporation contains a provision which eliminates the personal liability of a director for monetary damages other than for breaches of the director’s duty of loyalty to the Company or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or, violations under Section 174 of the Delaware General Corporation Law or for any transaction from which the director derived an improper personal benefit.

The Company has entered into indemnification agreements with each of its officers and directors which provide that the Company will indemnify the indemnitee against expenses, including reasonable attorney’s fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any civil or criminal action or administrative proceeding arising out of the performance of his or her duties as an officer, director, employee or agent of the Company.  Such indemnification is available if the acts of the indemnitee were in good faith, if the indemnitee acted in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, the indemnitee had no reasonable cause to believe his or her conduct was unlawful.

The Company maintains directors and officers liability insurance policies with the St. Paul Insurance Company and the Illinois Insurance Company.  The policies insure the directors and officers of the Company against loss arising from certain claims made against such directors or officers by reason of certain wrongful acts.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On April 6, 1984, pursuant to the Company’s 1984 Stock Option Plan, which has since been terminated, the Company issued options to Milton L. Cohen, Jeffrey Siegel and Craig Phillips, then the Company’s officers and directors. On December 17, 1985, these individuals exercised their options and the following table reflects the respective numbers of shares issued, the aggregate purchase prices, average prices per share and methods of payment.

	Number of Shares of Common Stock	Aggregate Purchase	Average Price per	Method of Payment
Name	Issued	Price	Share	Cash	Notes

Milton L. Cohen	1,713,204	$469,120	$0.27	$46,912	$422,208
Jeffrey Siegel	1,390,860	382,720	0.27	38,272	344,448
Craig Phillips	519,334	149,120	0.27	14,912	134,208
Total	3,623,398	$1,000,960		$100,096	$900,864

The promissory notes issued by Messrs. Cohen, Siegel and Phillips all bear interest at the rate of 9% per annum, were secured by the individuals’ respective shares and were originally due and payable on December 17, 1995. From time to time the due dates of the notes have been extended and, in December 2000, the Company extended the due dates of each of the notes to December 31, 2005. The interest has been paid each year when due.  The notes issued by Messrs. Siegel and Phillips were repaid as of December 31, 2005.

As of April 6, 2001, the promissory note issued by Mr. Cohen was canceled and replaced by a new promissory note in the principal amount of $855,777 (representing the principal amount of $422,208 of the promissory note referred to above and $433,569 of other amounts owed by Mr. Cohen to the Company) bearing interest at the rate of 4.85% per annum, payable in 20 equal quarterly installments (principal and interest combined) of $48,404 on the last day of June, September, December and March of each year commencing June 30, 2001. As of December 31, 2005, Mr. Cohen owed $47,824 on the promissory note.

Mr. Cohen entered into a consulting agreement with the Company, dated as of April 6, 2001, pursuant to which the Company retained Mr. Cohen as a consultant to it for a period of 5 years. Pursuant to this consulting agreement, the Company pays to Mr. Cohen a fee of $440,800 per year, payable in equal monthly installments of $36,733.33. Pursuant to the terms of this consulting agreement, the Company granted to Mr. Cohen an option to purchase 40,000 shares of the Company’s common stock, effective April 6, 2001. The consulting agreement also contains restrictive covenants preventing Mr. Cohen from competing with the Company during the term of the agreement and for a period of five years thereafter.

Mr. Siegel, the Company’s Chairman of the Board of Directors, Chief Executive Officer and President, had an outstanding loan from the Company, due to over advances of bonuses in years 1999 and 2000. The outstanding loan balance of $94,054 at December 31, 2002 was fully repaid by Mr. Siegel during 2003.

On October 1, 2002, the Company entered into a consulting agreement with Ronald Shiftan, one of the Company’s directors. The term of the consulting agreement was for a period of one year, which automatically renewed for additional one-year periods unless terminated by either party by providing written notice of such termination to the other party at least thirty days prior to the expiration of the initial or additional term then in effect. Compensation was paid to Mr. Shiftan under this consulting agreement at a rate of $30,000 per month. In April 2005, the Company awarded Mr. Shiftan a bonus of $100,000 for his work as a consultant during 2004. Effective November 2004, with Mr. Shiftan becoming the Company’s Vice Chairman and Chief Operating Officer, the consulting agreement was terminated.

Certain relatives of Jeffrey Siegel, the Chairman of the Company’s Board of Directors, Chief Executive Officer and President and the beneficial owner of 9.14% of the outstanding shares of the Company’s Common Stock, are employed by the Company or are retained by the Company to render services on behalf of it.

Evan Miller, a son-in-law of Milton Cohen, is employed by the Company as President of Sales and Executive Vice President. His compensation is discussed under “Executive Compensation”.

Craig Philips, a cousin of Jeffrey Siegel, is employed by the Company as Senior Vice-President—Distribution and Secretary and is a Director. His total compensation in 2005 was $365,623.

Daniel Siegel, a son of Jeffrey Siegel, is employed by the Company as a Senior Vice-President—Sales. His total compensation in 2005 was $461,553.

James Wells, a son-in-law of Jeffrey Siegel and the husband of Tracy Wells, is employed by the Company as a Senior Vice-President—Sales. His total compensation in 2005 was $446,509.

Stuart Glickman, a son-in-law of Milton Cohen, is employed by the Company as Vice President—National Sales Manager. His total compensation in 2005 was $272,693.

Clifford Siegel, a son of Jeffrey Siegel, is employed by the Company as Vice-President—Inventory Forecasting & Replenishment. His total compensation in 2005 was $230,000.

Scott Wit, a son-in-law of Jodie Glickman, is employed by the Company as a Regional Sales Manager. His total compensation in 2005 was $90,000.

Tracy Wells, a daughter of Jeffrey Siegel and the wife of James Wells, from time-to-time provides legal services to the Company’s outlet stores division. She was paid a total of $12,060 in legal fees during 2005.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder ratification, the Audit Committee reappointed the firm of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006.  Ernst & Young has audited the Company’s financial statements since 1984.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services.  Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.  The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.

In addition to rendering audit services during 2005 and 2004, Ernst & Young performed non-audit services for the Company and its subsidiaries.  The following table sets forth fees paid to Ernst & Young for services provided in the years ended December 31, 2005 and 2004:

	2005	2004
Audit fees	$837,066	$606,000
Audit related fees	121,000	—
Tax preparation and consulting service fees	88,000	68,291
All other fees	1,629	—
Total	$1,047,695	$674,291

Included in 2005 audit fees are Sarbanes-Oxley compliance fees, fees related to the Company’s registration statement on Form S-3 filed with the SEC in connection with the Company’s public stock offering and fees related to the Company’s Form 8-K/A filed with the SEC in connection with the acquisition of The Pfaltzgraff Co. Included in 2004 audit fees are Sarbanes-Oxley compliance fees.

Audit related fees include fees paid to Ernst & Young for the audit of the Company’s 401(k) plan and fees for due diligence procedures performed in connection with the Company’s acquisition of The Pfaltzgraff Co.

All other fees consist of fees paid to Ernst & Young for access to Ernst & Young’s online accounting research tool.

In making its appointment, the Audit Committee reviewed past audit results and other non-audit services performed during 2005.  In selecting Ernst & Young, the Audit Committee carefully considered their independence.  The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Ernst & Young.

Ernst & Young has confirmed to the Audit Committee that it is in compliance with all rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.

If the stockholders do not ratify this appointment, other independent auditors will be considered by the Audit Committee.

Representatives of Ernst & Young are expected to be present at the Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions of stockholders.

The Audit Committee recommends that stockholders vote FOR the approval and ratification of the appointment of Ernst & Young.

PROPOSAL NO. 3

AMENDMENT OF THE COMPANY’S 2000 LONG-TERM INCENTIVE PLAN AND RE-APPROVAL OF PERFORMANCE CRITERIA THEREUNDER

Subject to stockholder approval, the Board of Directors has approved an amendment to the Company’s 2000 Long-Term Incentive Plan (the “2000 Plan”) to provide an aggregate limit on the number of shares of the Company’s Common Stock for which awards may be issued under 2000 Plan equal to 2,500,000 (disregarding forfeited or cancelled awards). Prior to this amendment, the 2000 Plan provided that no more than 1,750,000 shares of the Company’s common stock could be subject to outstanding awards at any given time. As of December 31, 2005, awards for a total of 1,165,450 shares of the Company’s common stock were granted under the 2000 Plan since its inception, of which 31,000 were cancelled or forfeited.

Approval of the amendment would allow the Company to continue to use stock options (and other stock-based awards) as a means to attract, retain and motivate the Company’s key personnel.

In addition, if stockholders approve this proposal there will be a continuation of the various performance criteria, described below, which may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more stock-based awards under the 2000 Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Code.

The 2000 Plan is set forth as Appendix B to this Proxy Statement. The discussion of the 2000  Plan which follows is intended to provide only a summary of the principal features of the plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached 2000 Long-Term Incentive Plan.

General

The purpose of the 2000 Plan is to provide a means to attract, retain, motivate and reward selected directors, officers, employees and consultants of the Company and its parents and subsidiaries by increasing their ownership interests in the Company. Awards under this plan may take the form of: (i) options to purchase shares of Common Stock, including incentive stock options (“ISOs”), non-qualified stock options or both; (ii) stock appreciation rights (“SARs”), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company or upon other events; (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments; or (vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of Common Stock. Awards granted under the 2000 Plan are generally not assignable or transferable except by the laws of descent and distribution.

As noted above, subject to stockholder approval, the 2000 Plan will limit the aggregate number of shares of Stock for which awards may be granted to 2,500,000. Awards made under the 2000 Plan which are forfeited, cancelled or have expired, will be disregarded for purposes of this limit.

The Compensation Committee, which administers the 2000 Plan, will have the authority, among other things, to: (i) select the directors, officers and other employees and consultants entitled to receive awards under this plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or units or rights covered by an award, provided that no individual may receive awards under the 2000 Plan in any one calendar year relating to more than 500,000 shares of Common Stock; and (iv) determine the terms and conditions of any awards granted under this plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provision or waiver thereof.

The flexible terms of the 2000 Plan are intended to, among other things, permit the Compensation Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (see below), such performance objectives shall be based solely on (i) annual return on capital, (ii) annual earnings or earnings per share, (iii) annual cash flow provided by operations, (iv) changes in annual revenues, (v) stock price and/or (v) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The 2000 Plan may be amended, altered, suspended, discontinued, or terminated by the Board without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of this plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable.

New Plan Benefits

Future benefits under the 2000 Plan will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.

Federal Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the special meeting and not as tax guidance to individuals who participate in the 2000 Plan.

The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired upon exercise of an option or other award, except that the Company will generally be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to awards granted under the 2000 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he will not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying Common Stock at the date of grant will qualify as such “performance-based compensation”. Subject to the approval of this proposal, the Company believes that other awards under the 2000 Plan, the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will also qualify as such “performance-based compensation,” although other awards under this plan may not so qualify.

The Company’s board of directors recommends that stockholders vote FOR this proposal with respect to the 2000 Plan.

PROPOSAL NO. 4

RE-APPROVAL OF PERFORMANCE CRITERIA

UNDER THE COMPANY’S 2000 INCENTIVE BONUS COMPENSATION PLAN

The Company’s 2000 Incentive Bonus Compensation Plan (the “2000 Bonus Plan”) was adopted by unanimous vote of the Board of Directors, effective for the performance periods commencing on or after January 1, 2000, and approved by the Company’s stockholders on June 8, 2000. Section 162(m) of the Code generally disallows a public company’s tax deduction in excess of $1 million for compensation paid to certain executive officers of the Company, subject to several exceptions, including an exception for compensation paid under a stockholder-approved plan that is “performance-based” within the meaning of Section 162(m). The 2000 Bonus Plan provides a means for the payment of performance-based cash bonuses to certain key executives of the Company while preserving the Company’s tax deduction with respect to the payment thereof. To continue to qualify under Section 162(m) of the Code, the Company must obtain stockholder approval of this plan at least every five years.

The Board believes that, as a matter of general policy, the Company’s incentive compensation plans should be structured to facilitate compliance with Section 162(m), but that the Company should reserve the right to establish separate annual and other incentive compensation arrangements for certain executive officers that may not comply with Section 162(m) if it determines that to do so would be in the best interests of the Company and the stockholders.

At this Annual Meeting the stockholders will be asked to re-approve the performance criteria, effective January 1, 2005, which has been and may continue to be utilized under the 2000 Bonus Plan so as to qualify the payment of certain cash bonuses as performance-based compensation under Section 162(m) of the Code

The 2000 Bonus Plan is set forth as Appendix C to this Proxy Statement. The discussion of the 2000 Bonus Plan which follows is intended to provide only a summary of the principal features of the plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached 2000 Bonus Plan.

General

The purpose of the 2000 Bonus Plan is (i) to retain and motivate key executives of the Company who have been designated as participants in this plan for a given performance period (generally, any period used to determine whether the established goals have been attained, which may be one or more fiscal years or portions thereof), by providing them with the opportunity to earn bonus awards that are based on the extent to which specified performance goals for such performance period have been achieved or exceeded and (ii) to structure bonus opportunities in a way that will qualify the awards as “performance-based” for purposes of Section 162(m) so that the Company will be entitled to a tax deduction on the payment of such incentive awards to certain executive officers.

The 2000 Bonus Plan will be administered by the Bonus Plan Committee (in such capacity, the “Bonus Plan Committee”), consisting of at least two non-employee directors, each of whom is intended to qualify as an “outside director” within the meaning of Section 162(m) of the Code. The Bonus Plan Committee has broad administrative authority to, among other things, designate participants, establish performance goals and performance periods, determine the effect of termination of employment and “change in control” transactions (as defined in this plan) prior to the payment of an award, and interpret and administer this plan. The Compensation Committee has been appointed as the Bonus Plan Committee.

Participants in the 2000 Bonus Plan for any given performance period may include any key employee of the Company or a subsidiary who is an executive officer of the Company and who is designated as a participant for such period by the Bonus Plan Committee. The participants in the 2000 Bonus Plan for any given period will be designated by the Bonus Plan Committee, in its sole discretion, before the end of the 90th day of each performance period or the date on which 25% of such performance period has been completed (such period, the “Applicable Period”). This determination may vary from period to period, and will be based primarily on the Bonus Plan Committee’s judgment as to which executive officers are likely to be subject to the limitations of Section 162(m) as of the end of such performance period, and which are reasonably expected to have compensation in excess of $1 million.

Within the Applicable Period, the Bonus Plan Committee will specify the applicable performance criteria and targets to be used under the Bonus Plan for such performance period. These performance criteria may vary from participant to participant and will be based on one or more of the following Company, subsidiary, operating unit, or division financial performance measures: pre-tax or after-tax net income; operating income; gross revenue; profit margin; stock price or cash flows; or strategic business criteria consisting of one or more objectives based upon meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. These performance criteria or goals may be (i) expressed on an absolute or relative basis; (ii) based on internal targets; (iii) based on comparison(s) with prior performance; (iv) based on comparison(s) to capital, stockholders’ equity, shares outstanding, assets or net assets; and/or (v) based on comparison(s) to the performance of other companies. For example, an income-based performance measure could be expressed in a number of ways, such as net earnings per share, or return on equity, and with reference to meeting or exceeding a specific target, or with reference to growth above a specified level, such as prior year’s performance, or current or previous peer group performance. The 2000 Bonus Plan provides that the achievement of such goals must be substantially uncertain at the time they are established, and awards are subject to the Bonus Plan Committee’s right to reduce the amount of any award payable as a result of such performance as discussed below.

The target bonus opportunity for each participant may be expressed as a dollar-denominated amount or by reference to a formula, such as a percentage share of a bonus pool to be created under the 2000 Bonus Plan, provided that, if a pool approach is used, the total bonus opportunities represented by the shares designated for the participants may not exceed 100% of the pool, and the Bonus Plan Committee has the sole discretion to reduce (but not increase) the actual bonuses awarded under this plan. The actual bonus awarded to any given participant at the end of a performance period will be based on the extent to which the applicable financial performance goals for such performance period are achieved, as determined by the Bonus Plan Committee. The maximum bonus payable under the 2000 Bonus Plan to any one individual in any one calendar year is $5 million.

The Board may at any time amend or terminate the 2000 Bonus Plan, provided that (i) without the participant’s written consent, no such amendment or termination will adversely affect the annual bonus rights (if any) of any already designated participant for a given performance period once the participant designations and performance goals for such performance period have been announced; and (ii) the Board will be authorized to make any amendments necessary to comply with applicable regulatory requirements, including, without limitation, Section 162(m). Amendments to the 2000 Bonus Plan will require stockholder approval only if required under Section 162(m).

New Plan Benefits

Jeffrey Siegel has thus far been the only participant in the 2000 Bonus Plan. Under his employment agreement with the Company dated April 6, 2001, he is entitled to a bonus opportunity, payable pursuant to the 2000 Bonus Plan, equal to 3.5% of the Company’s pretax income for such fiscal year, adjusted to include amounts payable during such year to Mr. Siegel under the employment agreement and to Milton Cohen in his capacity as a consultant to the Company and all significant non-recurring charges deducted in determining such pretax income. The Compensation Committee is in the process of negotiating a new employment agreement with Mr. Siegel. Other than the foregoing, future benefits under the 2000 Bonus Plan will be granted at the discretion of the Bonus Plan Committee and are therefore not currently determinable.

Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2000 Bonus Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who may participate in the 2000 Bonus Plan.

Under present federal income tax law, participants will generally realize ordinary income equal to the amount of the award received under the 2000 Bonus Plan in the year of such receipt. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the participant’s total compensation is below the Section 162(m) limit or the 2000 Bonus Plan award satisfies the requirements of the performance-based exception of Section 162(m) of the Code. It is the Company’s intention that the 2000 Bonus Plan be administered in a manner that preserves the Company’s deductibility of compensation under Section 162(m) of the Code.

The Board recommends that stockholders vote FOR the approval of this proposal with respect to the 2000 Bonus Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Company, the SEC, and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During Fiscal 2005, to the best of the Company’s knowledge, all required reports were filed on a timely basis. In making this statement, the Company has relied on the written representations of its directors and executive officers and copies of Forms 3, 4 and 5 provided to the Company.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before January 7, 2007, to be included in the Company’s proxy statement and proxy relating to that meeting.

OTHER MATTERS

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgement of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Financial statements for the Company are included in the Annual Report of the Company for the fiscal year ended December 31, 2005 which accompanies this Proxy Statement.

Upon the written request of any person who on the record date was a record owner of Common Stock of the Company, or who represents in good faith that he or she was on such date a beneficial owner of Common Stock of the Company, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including financial statements and schedules, as filed with the SEC. Requests for this report should be directed to Robert McNally, Vice President—Finance, Treasurer and Chief Financial Officer, Lifetime Brands, Inc., One Merrick Avenue, Westbury, New York 11590.

By Order of the Board of Directors,

Craig Phillips, Secretary

Dated:  April 27, 2006

APPENDIX A

LIFETIME BRANDS, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Lifetime Brands, Inc. (the “Company”) serves as the representative of the Board for the general oversight of the Company’s accounting and financial reporting processes and the internal control environment established by management. Through its activities, the Committee seeks to facilitate open communication amongst Committee members, the Board, outside auditors, management and the internal auditor (or any third party engaged to carry out the internal audit function) by holding periodic meetings with these parties.

The Committee’s primary purpose is to provide oversight as to the integrity of the Company’s financial statements, the outside auditor’s qualifications and independence, and the performance of the Company’s internal and outside auditors. In carrying out its oversight responsibilities, the Committee does not itself prepare financial statements or plan or perform audits, and it is not the duty or responsibility of the Committee or its members to serve as auditors or to certify or provide other special or professional assurances with respect to the Company’s financial statements.

The Committee may delegate authority to one or more designated members of the Committee where appropriate, provided that any resulting decisions are presented at the following Committee meeting.

DUTIES AND RESPONSIBILITIES

Among other functions the Committee will:

1.                                       Determine, at least annually, the retention or replacement of the Company’s auditors (including the replacement of the lead and reviewing partners every five years and certain other audit partners after seven years), who will report directly to the Committee and who are ultimately accountable to the Board, as representatives of the stockholders of the Company.

2.                                       Review and approve the proposed scope and timing of each year’s audit plan and the proposed audit fee of the outside auditors.

3.                                       Review and pre-approve any permitted non-audit services and the fees for such services proposed to be provided by the outside auditors. Pre-approval of audit and non-audit services may be delegated to one or more Committee members who will report any resulting decisions at the following Committee meeting. In considering whether to pre-approve any non-audit services, the Committee will consider whether the provision of such services is compatible with maintaining the independence of the outside auditors.

4.                                       Resolve any disagreements between management and the outside auditors.

1

5.                                       Review, at least annually, the appointment, responsibilities, functions, performance and compensation of the internal auditor, including audit plans and results.

6.                                       Review with the outside auditors, the internal auditor and management, the audited financial statements and related opinion and costs of the audit of that year. In conferring with these parties, the Committee will:

a.                            Review the letter and written disclosures from the outside auditors consistent with Independence Standards Board Standard No. 1, including a formal written statement delineating all services provided and any relationships between the outside auditors and the Company; actively engage in dialogue with the outside auditors with respect to their independence and any disclosed services or relationships that may impact the independence and objectivity of the outside auditors; and take, or recommend that the Board take, appropriate action to oversee the outside auditors’ independence; and

b.                           Consider the control environment, including the outside auditors’ judgment as to the Company’s accounting policies and the consistency of their application to the financial statements.

c.                           Review and discuss with management, the internal auditor and the outside auditors the Company’s internal controls reports and the outside auditors’ attestation of the report prior to the filing of the Company’s Form 10-K; and

d.                          Review and discuss with management, the internal auditor and the outside auditors any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

7.                                       Review with management and the outside auditors any material financial or non-financial arrangements that do not appear in the financial statements.

8.                                       Review with management and the outside auditors the accounting policies, alternative treatments of financial information that have been discussed, and any material written communications between the outside auditors and management.

9.                                       Review with management and the outside auditors, the Company’s annual financial statements prior to the distribution to the Company’s stockholders, and the filing with the SEC of the Company’s related Form 10-K report, and recommend to the Board whether such financial statements should be distributed to the Company’s stockholders and included in the Company’s Form 10-K report.

10.                                 Review with management and the outside auditors earnings press releases and interim financial results and reports prior to publication and distribution to the Company’s stockholders, and the filing with the SEC of the earnings press releases and the Company’s related Form 10-Q report.

11.                                 Review with Management and the outside auditors the Company’s disclosure controls and procedures.

2

12.                                 Review periodic reports from the chief financial officer of significant accounting developments including emerging issues and the impact of accounting changes, where material, on the effectiveness of, or any deficiencies in, the design or operation of the Company’s system of internal controls for financial reporting, any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and any report issued by the outside auditors regarding their and management’s assessment of the Company’s internal controls.

13.                                 Provide the Committee report required to be included in the Company’s annual proxy statement.

14.                                 Review and discuss with the Company’s counsel, and, if appropriate, other counsel such matters as may warrant the attention of the Committee.

15.                                 Review the Company’s hiring policy with respect to employees or former employees of the outside auditor.

16.                                 Review and approve related-party transactions submitted by management after management’s evaluation of the terms of such transaction.

17.                                 Discuss with management and the outside auditors any correspondence with regulators or government agencies and any published reports which raise issues regarding the Company’s financial statements or accounting policies.

18.                                 Review and discuss reports from the Company’s disclosure committee.

19.                                 Oversee compliance with the Company’s Code of Conduct for its chief executive officer, senior financial officers, other personnel and the Board.

20.                                 Meet, at least annually, in separate executive session with the internal auditor and the outside auditors.

21.                                 Establish procedures, in conjunction with the Company’s counsel and internal auditor, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of any concerns regarding questionable accounting or auditing matters.

22.                                 Review with the outside auditors any audit problems or difficulties and management’s response, including disagreements with management, any adjustments noted by the outside auditor but not taken by management, and any management or internal control letters issued or proposed to be issued.

23.                                 Report to the Board any significant matters arising from the Committee’s work and provide minutes of Committee meetings.

24.                                 Review and reassess at least annually the adequacy of this charter.

3

MEMBERSHIP

The Committee will consist of at least three members appointed by the Board, including one member of the Committee as chairperson. Each member of the Committee will be an “independent” member of the Board and “financially literate”, and at least one Committee member will be qualified as a “financial expert.”

MEETING, INVESTIGATIONS AND OUTSIDE ADVISORS

The Committee will convene at least four times each year. It will endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with policies. The Committee will be given full access to the Company’s internal auditor, Chairman of the Board, executives, outside auditors and counsel. The Committee will have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and to retain such outside counsel, accounting and other professionals, experts and advisors as it determines appropriate to assist in the performance of any of its functions, including determining the fees to be paid and the other terms of engagement for such advisors.

4

APPENDIX B

2000 LONG-TERM INCENTIVE PLAN

(as amended through February 28, 2006)

1.                                       Purpose. The purpose of this 2000 Long-Term Incentive Plan (the “Plan”) of Lifetime Brands, Inc. a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders.

2.                                       Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards as are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.”  For purposes of the Plan, the following additional terms shall be defined as set forth below:

(a)                                  “Award Agreement” means any written agreement, contract, notice or other instrument or document evidencing an Award.

(b)                                 “Beneficiary” shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

(e)                                  “Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

(f)                                    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

(g)                                 “Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

(h)                                 “ISO” means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

1

(i)                                     “Parent” means any “person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

(j)                                     “Participant” means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

(k)                                  “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(l)                                     “Stock” means the Company’s Common Stock, and such other securities as may be substituted for Stock pursuant to Section 4.

(m)                               “Subsidiary” means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries

3.                                       Administration.

(a)                                  Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)                                     to select persons to whom Awards may be granted;

(ii)                                  to determine the type or types of Awards to be granted to each such person;

(iii)                               to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)                              to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(v)                                 to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

(vi)                              to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions), may condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

(vii)                           to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii)                        to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

2

(ix)                                to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

(x)                                   to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

(b)                                 Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(f), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

(c)                                  Limitation of Liability; Indemnification. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

3

4.                                       Stock Subject to Plan.

(a)                                  Amount of Stock Reserved. The aggregate number of shares of Stock for which Awards may be granted under this Plan shall not exceed 2,500,000. Awards made under this Plan which are forfeited (including a repurchase or cancellation of shares of Stock subject thereto by the Company in exchange for the price, if any, paid to the Company for such shares, or for their par or other nominal value), cancelled or have expired, shall be disregarded for purposes of the preceding sentence. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf.

(b)                                 Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

(c)                                  Adjustments. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Sections 4(a) and 4(b), including shares reserved for ISOs, (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award. (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

5.                                       Eligibility. Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

4

6.                                       Specific Terms of Awards.

(a)                                  General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

(b)                                 Options. The Committee is authorized to grant options to purchase Stock on the following terms and conditions (“Options”):

(i)                                     Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

(ii)                                  Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii)                               Termination of Employment. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant’s termination of his employment relationship with the Company, its Parent or any Subsidiary. For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment by any Participant employed by such Subsidiary. Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment, it shall be exercisable only to the extent it was exercisable upon such termination of employment, and (y) if such termination of employment is for cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

(iv)                              Sale of the Company. Upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a wholly-owned Subsidiary of any corporation, all Options outstanding under the Plan shall terminate, unless such other corporation shall continue or assume the Plan as it relates to Options then outstanding (in which case such other corporation shall be treated as the Company for all purposes hereunder, and, pursuant to Section 4(c), the Committee of such other corporation shall make appropriate adjustment in the number and kind of shares of Stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Plan is not to be so assumed, the Company shall notify the Participant of consummation of such transaction at least ten days in advance thereof.

5

(v)                                 Options Providing Favorable Tax Treatment. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option.

(c)                                  Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights on the following terms and conditions (“SARs”):

(i)                                     Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

(ii)                                  Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a change in control of the Company may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(d)                                 Restricted Stock. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions (“Restricted Stock”):

(i)                                     Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

6

(ii)                                  Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(iii)                               Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)                              Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

(e)                                  Deferred Stock. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions (“Deferred Stock”):

(i)                                     Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

(ii)                                  Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(f)                                    Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

7

(g)                                 Dividend Equivalents. The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)                                 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries (“Other Stock Based Awards”). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

7.                                       Certain Provisions Applicable to Awards.

(a)                                  Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b)                                 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(c)                                  Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

8

(d)                                 Rule 16b-3 Compliance.

(i)                                     Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

(ii)                                  Other Compliance Provisions. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

(e)                                  Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

(f)                                    Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be selected from among the following:

(1)                                  Annual return on capital;

(2)                                  Annual earnings or earnings per share;

(3)                                  Annual cash flow provided by operations;

9

(4)                                  Increase in stock price;

(5)                                  Changes in annual revenues; and/or

(6)                                  Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

8.                                       General Provisions.

(a)                                  Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon. In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options, SARs or other Awards (e.g., to enforce compliance with Company-imposed black-out periods).

(b)                                 Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant’s death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

(c)                                  No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee’s employment or other person’s service at any time or with the right of the Board or stockholders to remove any director.

10

(d)                                 Taxes. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

(e)                                  Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, (subject to Section 4(c)) without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). Notwithstanding the foregoing, the Board or the Committee may take any action (including actions affecting or terminating outstanding Awards) to the extent necessary for a business combination in which the Company is a party to be accounted for under the pooling-of-interests method of accounting under Accounting Principles Board Opinion No. 16 (or any successor thereto). The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

(f)                                    No Rights to Awards; No Stockholder Rights. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

(g)                                 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

11

(h)                                 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(i)                                     No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)                                     Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

(k)                                  Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board, and shall continue in effect until terminated by the Board; provided, however, that if approval of such adoption by the Company’s shareholders is not obtained within 12 months of the date of such adoption, the Plan shall terminate ab initio, and any Awards then outstanding shall be canceled.

12

APPENDIX C

2000 INCENTIVE BONUS COMPENSATION PLAN

1.                                       Purpose. The purpose of this 2000 Incentive Bonus Compensation Plan (the “Plan”) of Lifetime Brands, Inc. (the “Company”) is (i) to retain and motivate key senior executives of the Company who have been designated as Participants in the Plan for a given Performance Period, by providing them with the opportunity to earn bonus awards that are based on the extent to which specified performance goals for such Performance Period have been achieved or exceeded; and (ii) to structure such bonus opportunities in a way that will qualify the awards made as “performance-based” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor section) so that the Company will be entitled to a tax deduction on the payment of such incentive awards to such employees.

2.                                       Definitions. As used in the Plan, the following terms shall the meanings set forth below:

(a)                                  “Annual Base Salary” shall mean the amount of base salary paid to a Participant for a given year, adjusted to include the amount of any base salary deferrals for such year, unless the Plan Committee otherwise specifies at the time that the Participant’s award opportunity for a given Performance Period is established.

(b)                                 “Applicable Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of such Performance Period and ending no later than the earlier of (i) the 90th day of such Performance Period, or (ii) the date on which 25% of such Performance Period has been completed. Any action required under the Plan to be taken with the period specified in the preceding sentence may be taken at a later date if, but only if, the regulations under Section 162(m) of the Code are hereafter amended, or interpreted by the Internal Revenue Service, to permit such later date, in which case the term “Applicable Period” shall be deemed amended accordingly.

(c)                                  “Board” shall mean the Board of Directors of the Company as constituted from time to time.

(d)                                 “Cause” shall mean “cause” as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or, if there shall be no such agreement,  where the Participant: (i)  commits any act of fraud, willful misconduct or dishonesty in connection with his employment or which injures the Company or its direct or indirect subsidiaries; (ii) breaches any other material provision of any agreement between the Participant and the Company or a subsidiary of the Company relating to the Participant’s employment or breaches any fiduciary duty to the Company or its direct or indirect subsidiaries; (iii) fails, refuses or neglects to timely perform any material duty or obligation relating to his position; (iv) commits a material violation of any law, rule, regulation or by-law of any governmental authority (state, federal or foreign), any securities exchange or association or other regulatory or self-regulatory body or agency applicable to the Company or its direct or indirect subsidiaries or any general policy or directive of the Company or its direct or indirect subsidiaries communicated in writing to the Participant; or (v) is charged with a crime involving moral turpitude, dishonesty, fraud or unethical business conduct, or a felony.

(e)                                  “Change of Control” shall mean:

(i)   the date of the acquisition by any “person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries or affiliates or any employee benefit plan sponsored by any of the foregoing, of beneficial

1

ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company or (y) the then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)  the date the individuals who constitute the Board as of the effective date of the Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company’s management prior to, or at the time of, such individual’s initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company’s assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change of Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 80% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company’s business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

(f)                                    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g)                                 “Committee” or “Plan Committee” shall mean the committee for the board consisting solely of two or more non-employee directors (each of whom is intended to qualify as an “outside director” within the meaning of Section 162(m) of the Code) designated by the Board as the committee responsible for administering and interpreting the Plan.

(h)                                 “Company” shall mean Lifetime Brands, Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto.

(i)                                     “Disability” shall mean “disability” as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or if there shall be no such agreement, as defined in the Company’s long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, the Participant’s becoming physically or mentally incapacitated and consequent inability for a period of 120 days in any twelve consecutive month period to perform his duties to the Company.

(j)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)                                  “Executive Officer” shall have the meaning set forth in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, in each case as amended from time to time.

2

(l)                                     “Individual Award Opportunity” shall mean the performance-based award opportunity for a given Participant for a given Performance Period as specified by the Plan Committee within the Applicable Period, which may be expressed in dollars or on a formula basis that is consistent with the provisions of the Plan.

(m)                               “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate, or reduce the size of, a bonus award otherwise payable to a Participant for a given Performance Period, provided that the exercise of such discretion would not cause the award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used (i) to provide for an award under the Plan in excess of the amount payable based on actual performance versus the applicable performance goals for the Performance Period in question, or in excess of the maximum individual award limit specified in Section 6(b) below, or (ii) to increase the amount otherwise payable to any other Participant.

(n)                                 “Participant” shall mean, for any given Performance Period with respect to which the Plan is in effect, each key employee of the Company (including any subsidiary, operating unit or division) who is an Executive Officer of the Company and who is designated as a Participant in the Plan for such Performance Period by the Committee pursuant to Section 4 below.

                                                (o)                                 “Performance Period” shall mean any period commencing on or after January 1, 2000  for which performance goals are set under Section 5 and during which performance shall be measured to determine whether such goals have been met for purposes of determining whether a Participant is entitled to payment of a bonus under the Plan. A Performance Period may be coincident with one or more fiscal years of the Company, or a portion thereof.

(p)                                 “Plan” or “Section 162(m) Plan” shall mean the Lifetime Brands, Inc. Section 162(m) Bonus Plan as set forth in this document, and as amended from time to time.

(q)                                 “Retirement” shall mean any termination of employment with the Company and its subsidiaries (other than a termination by the Company (or any of its subsidiaries) for Cause) that (i) qualifies as a “retirement” event under the terms of any tax-qualified retirement plan maintained by the Company in which the Participant participates, and (ii) is approved in writing as a “Retirement” event for purposes of this Plan by (or pursuant to procedures established by) the Plan Committee.

3.                                       Administration.

(a)                                  General. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law (including, but not limited to, Section 162(m) of the Code), and in addition to any other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have the full power and authority, after taking into account, in its sole and absolute discretion, the recommendations of the Company’s senior management:

(i) to designate (within the Applicable Period) the Participants in the Plan and the individual award opportunities and/or, if applicable, bonus pool award opportunities for such Performance Period;

(ii) to designate (within the Applicable Period) and thereafter administer the performance goals and other award terms and conditions that are to apply under the Plan for such Performance Period;

3

(iii)  to determine and certify the bonus amounts earned for any given Performance Period, based on actual performance versus the performance goals for such Performance Period, after making any permitted Negative Discretion adjustments;

(iv)  to decide (within the Applicable Period) any issues that are not resolved under the express terms of the Plan relating to the impact on the bonus awards for such Performance Period of (A) a termination of employment (due to death, Disability, Retirement, voluntary termination (other than Retirement), termination by the Company other than for Cause, or termination by the Company for Cause), provided, in each case, that no payment shall be made for any given Performance Period prior to the time that the Plan Committee certifies, pursuant to Section 6(c)(i) below, that the applicable performance goals for such Performance Period have been met or (B) a Change of Control;

(v) to decide whether, under what circumstances and subject to what terms bonus payouts are to be paid on a deferred basis, including automatic deferrals at the Committee’s election as well as elective deferrals at the election of Participants;

(vi)  to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan;

(vii)  to interpret and administer the terms and provisions of the Plan and any award issued under the Plan (including reconciling any inconsistencies, correcting any defaults and addressing any omissions in the Plan or any related instrument or agreement); and

(viii) to otherwise supervise the administration of the Plan.

It is intended that all amounts payable to Participants under the Plan who are “covered employees” within the meaning of Treas. Reg. Sec. 1.162-27(c)(2) (as amended from time to time) shall constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and Treas. Reg. Sec. 1.162-27(e) (as amended from time to time), and, to the maximum extent possible, the Plan and the terms of any awards under the Plan shall be so interpreted and construed.

(b)                                 Binding Nature of Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made under or with respect to the Plan or any award under the Plan shall be within the sole and absolute discretion of the Committee, and shall be final, conclusive and binding on all persons, including the Company, any Participant, and any award beneficiary or other person having, or claiming, any rights under the Plan.

(c)                                  Other. No member of the Committee shall be liable for any action or determination (including, but limited to, any decision not to act) made in good faith with respect to the Plan or any award under the Plan. If a Committee member intended to qualify as an “outside director” under Section 162(m) of the Code does not in fact so qualify, the mere fact of such non-qualification shall not invalidate any award or other action made by the Committee under the Plan which otherwise was validly made under the Plan.

4.                                       Plan Participation.

(a)                                  Participant Designations By Plan Committee. For any given Performance Period, the Plan Committee, in its sole and absolute discretion, shall, within the Applicable Period, designate those key employees of the Company (including its subsidiaries, operating units and divisions) who

4

shall be Participants in the Plan for such Performance Period. Such Participant designations shall be made by the Plan Committee, in its sole and absolute discretion, based primarily on its determination as to which key employees:

(i)  are likely to be Executive Officers of the Company as of the last day of the fiscal year for which the Company would be entitled to a Federal tax deduction for payment of the award in respect of such Performance Period;

(ii)  are reasonably expected by the Plan Committee to have individual compensation for such fiscal year that may be in excess of $1 million, excluding any compensation that is grandfathered for Section 162(m) purposes or is otherwise excluded for Section 162(m) purposes based on an existing or other “performance-based” plan other than this Plan; and

(iii)  are reasonably expected by the Plan Committee to be “covered employees” for such fiscal year for Section 162(m) purposes,

and such other consideration as the Committee deems appropriate, in its sole and absolute discretion.

(b)                                 Impact Of Plan Participation. An individual who is a designated Participant in the Section 162(m) Plan for any given Performance Period shall not also participate in the Company’s general bonus plans for such Performance Period, if such participation would cause any award hereunder to fail to qualify as “performance-based” under Section 162(m).

5.                                       Performance Goals.

(a)                                  Setting Of Performance Goals. For a given Performance Period, the Plan Committee shall, within the Applicable Period, set one or more objective performance goals for each Participant and/or each group of Participants and/or each bonus pool (if any). Such goals shall be based exclusively on one or more of the following corporate-wide or subsidiary, division or operating unit financial measures:

(1)                                  pre-tax or after-tax net income,

(2)                                  operating income,

(3)                                  gross revenue,

(4)                                  profit margin,

(5)                                  stock price,

(6)                                  cash flow(s),

(7)                                  strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures,

5

or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the Applicable Period). Each such goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions and/or operating units) and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders’ equity and/or shares outstanding, or to assets or net assets. In all cases, the performance goals shall be such that they satisfy any applicable requirements under Treas. Reg. Sec. 1.162-27(e)(2) (as amended from time to time) that the achievement of such goals be “substantially uncertain” at the time that they are established, and that the award opportunity be defined in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goal has been met, and, subject to the Plan Committee’s right to apply Negative Discretion, the amount of the award payable as a result of such performance.

(b)                                 Impact Of Extraordinary Items Or Changes In Accounting. The measures used in setting performance goals set under the Plan for any given Performance Period shall be determined in accordance with GAAP and a manner consistent with the methods used in the Company’s audited financial statements, without regard to (i) extraordinary items as determined by the Company’s independent public accountants in accordance with GAAP, (ii) changes in accounting, unless, in each case, the Plan Committee decides otherwise within the Applicable Period or (iii)  non-recurring acquisition expenses and restructuring charges.

6.                                       Bonus Pools, Award Opportunities And Awards.

(a)                                  Setting Of Individual Award Opportunities. At the time that annual performance goals are set for Participants for a given Performance Period (within the Applicable Period), the Plan Committee shall also establish each Individual Award Opportunity for such Performance Period, which shall be based on the achievement of stated target performance goals, and may be stated in dollars or on a formula basis (including, but not limited to, a designated share of a bonus pool or a multiple of Annual Base Salary), provided:

(i)  that the designated shares of any bonus pool shall not exceed 100% of such pool; and

(ii)  that the Plan Committee, in all cases, shall have the sole and absolute discretion, based on such factors as it deems appropriate, to apply Negative Discretion to reduce (but not increase) the actual bonus awards that would otherwise actually be payable to any Participant on the basis of the achievement of the applicable performance goals.

(b)                                 Maximum Individual Bonus Award. Notwithstanding any other provision of this Plan, the maximum bonus payable under the Plan to any one individual in any one calendar year shall be $5 million.

6

(c)                                  Bonus Payments. Subject to the following, bonus awards determined under the Plan for given Performance Period shall be paid to Participants in cash, as soon as practicable following the end of the Performance Period to which they apply, provided:

(i)  that no such payment shall be made unless and until the Plan Committee, based on the Company’s audited financial results for such Performance Period (as prepared and reviewed by the Company’s independent public accountants), has certified (in the manner prescribed under applicable regulations) the extent to which the applicable performance goals for such Performance Period have been satisfied, and has made its decisions regarding the extent of any Negative Discretion adjustment of awards (to the extent permitted under the Plan);

(ii)  that the Plan Committee may specify that a portion of the actual bonus award for any given Performance Period shall be paid on a deferred basis, based on such award payment rules as the Plan Committee may establish and announce for such Performance Period;

(iii) that the Plan Committee may require (if established and announced within the Applicable Period), as a condition of bonus eligibility (and subject to such exceptions as the Committee may specify within the Applicable Period) that Participants for such Performance Period must still be employed as of end of such Performance Period and/or as of the later date that the actual bonus awards for such Performance Period are announced, in order to be eligible for an award for such Performance Period; and

(iv) that, within the Applicable Period and subject to Section 6(c)(i) above, the Committee may adopt such forfeiture, pro-ration or other rules as it deems appropriate, in its sole and absolute discretion, regarding the impact on bonus award rights of a Participant’s death, Disability, Retirement, voluntary termination (other than Retirement), termination by the Company other than for Cause, or termination by the Company for Cause.

7.                                       General Provisions.

(a)                                  Plan Amendment Or Termination. The Board may at any time amend or terminate the Plan, provided that (i) without the Participant’s written consent, no such amendment or termination shall adversely affect the bonus rights (if any) of any already designated Participant for a given Performance Period once the Participant designations and performance goals for such Performance Period have been announced, (ii) the Board shall be authorized to make any amendments necessary to comply with applicable regulatory requirements (including, without limitation, Section 162(m) of the Code), and (iii) the Board shall submit any Plan amendment to the Company’s stockholders for their approval if and to the extent such approval is required under Section 162(m) of the Code.

(b)                                 Applicable Law. All issues arising under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

(c)                                  Tax Withholding. The Company (and its subsidiaries) shall have right to make such provisions and take such action as it may deem necessary or appropriate for the withholding of any and all Federal, state and local taxes that the Company (or any of its subsidiaries) may be required to withhold.

7

(d)                                 No Employment Right Conferred. Participation in the Plan shall not confer on any Participant the right to remain employed by the Company or any of its subsidiaries, and the Company and its subsidiaries specifically reserve the right to terminate any Participant’s employment at any time with or without cause or notice.

(e)                                  Impact of Plan Awards on Other Plans. Plan awards shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any subsidiary, unless and except to the extent that the Board or its Compensation Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company’s stockholders for their approval shall be construed as limiting the power of the Board or the Plan Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

(f)                                    Beneficiary Designations. Each Participant shall designate in a written form filed with the Committee the beneficiary (or beneficiaries) to receive the amounts (if any) payable under the Plan in the event of the Participant’s death prior to the bonus payment date for a given Performance Period. Any such beneficiary designation may be changed by the Participant at any time without the consent of the beneficiary (unless otherwise required by law) by filing a new written beneficiary designation with the Committee. A beneficiary designation shall be effective only if the Company is in receipt of the designation prior to the Participant’s death. If no effective beneficiary designation is made, the beneficiary of any amounts die shall be the Participant’s estate.

(g)                                 Costs & Expenses. All award and administrative costs and expenses of the Plan shall be borne by the Company.

(h)                                 Non-Transferability of Rights. Except as and to the extent required by law, a Participant’s rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except, pursuant to Section 7(f) above, in the event of the Participant’s death), including, but not limited to, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right of the Participant shall be subject to any obligation or liability of the Participant other than any obligation or liability owed by the Participant to the Company (or any of its subsidiaries).

8.                                       Effective Date; Prior Plan.

The Plan shall be effective for Performance Periods commencing on and after January 1, 2000 and shall remain effective until terminated by the Board; provided, however, that the continued effectiveness of the Plan shall be subject to the approval of the Company’s stockholders at such times and in such manner as may be required pursuant to Section 162(m). The Plan shall replace the Company’s 1996 Incentive Bonus Compensation Plan (the “1996 Plan”) and no further awards shall be made thereunder.

8